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                                                                    Exhibit 10.1

DIRECTOR COMPENSATION

     The non-employee members of our Board of Directors (the "Board") are reimbursed for travel, lodging and other reasonable expenses incurred in attending Board or committee meetings.

     In addition, non-employee members of the Board receive cash compensation for their service on the Board and its committees as follows:

BOARD OF DIRECTORS

          Three Thousand Dollars ($3,000) per calendar quarter for all non-employee members of the Board for their service as a member of the Board, plus an additional Three Thousand Dollars ($3,000) per calendar quarter for service as Chairman of the Board, each payable at the end of each calendar quarter; plus

          One Thousand Dollars ($1,000) for each regular or special Board meeting attended by such director in person, or Five Hundred Dollars ($500) for each regular or special Board meeting attended by such director by teleconference.

AUDIT COMMITTEE

          Two Thousand Five Hundred Dollars ($2,500) per calendar quarter for each member of the Audit Committee for their service as a member of the Audit Committee, plus an additional Five Thousand Dollars ($5,000) per calendar quarter for service as Chair of the Audit Committee, each payable at the end of each calendar quarter; plus

          Two Thousand Dollars ($2,000) for each regular or special Audit Committee meeting attended by such director in person, One Thousand Dollars ($1,000) for each regular or special Audit Committee meeting attended by such director by teleconference.

COMPENSATION COMMITTEE

          Six Hundred Twenty-Five Dollars ($625) per calendar quarter for each member of the Compensation Committee for their service as a member of the Compensation Committee, plus an additional Two Thousand Five Hundred Dollars ($2,500) per calendar quarter for service as Chair of the Compensation Committee, each payable at the end of each calendar quarter; plus

          One Thousand Dollars ($1,000) for each regular or special Compensation Committee meeting attended by such director in person, Five Hundred Dollars ($500) for each regular or special Compensation Committee meeting attended by such director by teleconference.

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NOMINATIONS COMMITTEE

          Two Hundred Fifty Dollars ($250) per calendar quarter for each member of the Nominations Committee for their service as a member of the Nominations Committee, plus an additional One Thousand Two Hundred Fifty Dollars ($1,250) per calendar quarter for service as Chair of the Nominations Committee, each payable at the end of each calendar quarter; plus

          Five Hundred Dollars ($500) for each regular or special Nominations Committee meeting attended by such director in person, Two Hundred Fifty Dollars ($250) for each regular or special Nominations Committee meeting attended by such director by teleconference.